Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CoConnect, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006, Richard Ferguson and Dean Becker hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

a.

the annual report fully complies with the requirements of Section 13(a) of the securities Exchange Act of 1934; and

b.

the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Ferguson

Richard Ferguson, Chief Executive Officer

(Principal Executive Officer)

April 17, 2007

/s/ Dean Becker

Dean Becker, Chief Financial Officer

(Principal Financial Officer)

April 17, 2007